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                                  EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY


THE STATE OF TEXAS  (S)
                    (S)                           KNOW ALL MEN BY THESE PRESENTS
COUNTY OF TARRANT   (S)

     THAT WE, the undersigned, of Tarrant County, Texas, have made, constituted, and appointed, and by these presents do make, constitute, and appoint L.C. MARTIN, DANA L. PERRY, and SAM ROSEN, and each of them severally, our true and lawful attorneys and agents to execute in our name, place, and stead (in such capacity) the Form S-8 of AZTEC MANUFACTURING CO. and all amendments and additions thereto ("Form S-8"), each of said attorneys and agents to have power to act with or without the other and to have full power and authority to do and perform in the name of and on behalf of each of the undersigned, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, such power to extend to the execution of any amendment to the Form S-8.

     WITNESS OUR HANDS this 22/nd/ day of September, 1999.


                                        /s/ L.C. MARTIN
                                        -----------------------
                                        L.C. MARTIN


                                        /s/ DAVID H. DINGUS
                                        -----------------------
                                        DAVID H. DINGUS


                                        /s/ ROBERT H. JOHNSON
                                        -----------------------
                                        ROBERT H. JOHNSON


                                        /s/ MARTIN C. BOWEN
                                        -----------------------
                                        MARTIN C. BOWEN


                                        /s/ DR. H. KIRK DOWNEY
                                        -----------------------
                                        DR. H. KIRK DOWNEY


                                        /s/ SAM ROSEN
                                        -----------------------
                                        SAM ROSEN


                                        /s/ KEVERN R. JOYCE
                                        -----------------------
                                        KEVERN R. JOYCE


                                        /s/ DANA L. PERRY
                                        -----------------------
                                        DANA L. PERRY


                                        /s/ R. J. SCHUMACHER
                                        -----------------------
                                        R. J. SCHUMACHER


                                        /s/ W. C. WALKER
                                        -----------------------
                                        W. C. WALKER